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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2006


                             EARTHSHELL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23567                  77-0322379
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                1301 YORK ROAD, SUITE 200, LUTHERVILLE, MD 21093
                    (Address of Principal Executive Offices)


                                 (410) 847-9420
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

      On May 18, 2006, EarthShell Corporation issued a press release announcing first-quarter 2006 financial results. The press release is set forth in Exhibit
99.1 hereto and incorporated herein by reference.

      The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1  Press Release dated May 18, 2006




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EARTHSHELL CORPORATION
                                          (Registrant)


Date: May 18, 2006                        By: /s/ D. Scott Houston
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                                              Name:  D. Scott Houston
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release dated May 18, 2006


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